Exhibit 99.1

© 2005 SL Green Realty Corp

© 2005 SL Green Realty Corp This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation are forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, which are beyond the Company’s control. Additional information or factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

© 2005 SL Green Realty Corp

© 2005 SL Green Realty Corp Scale Portfolio of Well Leased Manhattan Fortress Properties Storehouse of Embedded Rent Growth Flexible Balance Sheet Record Capacity for New Opportunities Superior Property Management Driving Customer Satisfaction Diversification into Structured Finance and Retail Platforms

© 2005 SL Green Realty Corp Marc Holiday CEO Andrew Mathias President & CIO Gregory Hughes COO & CFO Andrew Levine Chief Legal Officer Steven Durels Dir. of Leasing & Real Property Edward Piccinich Dir. of Management & Construction Neil Kessner General Counsel-Real Estate Investments Isaac Zion David Schonbraun David Balaj Oscar Zamora Administration Linda Quinlain Mario Mazzella Leasing William Elder Larry Swiger Howard Tenenbaum Kathy Crocco Management/ Construction Rich Currenti Joseph Galasso Larry Thomson Andrew VanderVeen John Barnes Finance Matt DiLiberto Steve Kahn Maggie Hui Brian Morris James Raso Greg Caggainello

© 2005 SL Green Realty Corp 23 Buildings Sold 6.2 Million Square Feet

© 2005 SL Green Realty Corp

© 2005 SL Green Realty Corp Harvest Structured Finance Buy Vacancy Buy Credit Leased Opportunistic Opportunistic Recovery Peak Recession Trough 2001 2003 2004 2005 2006 2007 2008

© 2005 SL Green Realty Corp *2008 Based on annualized 4Q07 dividend *2007 Data reflects Firstcall estimates **Annualized growth through 2008 Annualized Growth: 8.6% Annualized Growth: 12.4% $1.40 $1.40 $1.45 $1.55 $1.77 $1.86 $2.00 $2.16 $2.40 $2.80 $3.15 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08* Dividends Per Share $1.94 $2.29 $2.67 $3.00 $3.32 $3.48 $3.77 $4.16 $4.61 $5.75 $6.15 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07* '08** Funds From Operations Per Share

Substantial Value Creation

2000 Enterprise Value
$1.4 Billion
Rank #10

1.	Equity Office Ppts	$21,583
2.	Boston Properties, Inc.	$8,642
3.	Brookfield Properties Corporation	$8,538
4.	Duke Realty Corporation	$6,487
5.	Crescent Real Estate Equities	$5,799
6.	Highwoods Properties, Inc.	$3,695
7.	Arden Realty Inc.	$2,876
8.	Prentiss Properties Trust	$2,364
9.	Mission West Properties, Inc.	$1,586
10.	**SL Green Realty Corp.**	**$1,443**
11.	Alexandria RE Equities	$1,045
12.	Bedford Property Investors	$659
	American Financial Realty Trust	NA
	AmeriVest Properties Inc.	NA
	BioMed Realty Trust, Inc.	NA
	Brandywine Realty Trust	NA
	CarrAmerica Realty Corporation	NA
	Columbia Equity Trust, Inc.	NA
	Corporate Office Properties Trust	NA
	Glenborough Realty Trust	NA

2005 Enterprise Value
$6.2 Billion
Rank #5

1.	Equity Office Ppts	$26,094
2.	Vornado Realty Trust	$22,494
3.	Boston Properties	$14,834
4.	Trizec Ppts Inc	$6,294
5.	**SL Green Realty Corp**	**$6,199**
6.	Crescent RE Eqty	$5,677
7.	Mack Cali Realty Corp	$5,355
8.	Maguire Prop Inc	$5,280
9.	Reckson Assoc Realty	$5,207
10.	HRPT Properties Trst	$4,967
11.	Arden Realty Inc	$4,669
12.	American Fin Rlty	$4,652
13.	CarrAmerica Realty	$4,563
14.	Prentiss Ppts Tr	$3,563
15.	Alexandria RE Equities	$3,265
16.	Brandywine Realty Tr	$3,240
17.	Corp Office Ppts Tr	$3,004
18.	Cousins Ppts Tr	$2,137
19.	Washington REIT	$1,957
20.	Glenborough Realty	$1,639

2007 Enterprise Value
$13.4 Billion
Rank #3

1.	Vornado Realty Trust	$31,037
2.	Boston Properties	$17,736
3.	**SL Green Realty Corp**	**$13,393**
4.	Douglas Emmet	$7,036
5.	Maguire Prop Tr	$6,940
6.	Mack Cali Realty Corp	$5,315
7.	Brandywine Realty Tr	$5,302
8.	Alexandria RE Equities	$5,225
9.	HRPT Properties Trst	$5,143
10.	Corp Office Ppts Tr	$3,980
11.	American Fin Rlty	$3,165
12.	Biomed Realty Trust	$3,158
13.	Washington REIT	$2,716
14.	Cousins Ppts Tr	$2,092
15.	Investors RE Trust	$1,662
16.	Parkway Properties	$1,566
	Equity Office Ppts	NA
	Trizec Ppts Inc	NA
	Crescent RE Eqty	NA
	Reckson Assoc Realty	NA

Data as of November 30, 2007; Provided by Stifel, Nicolaus & Company, Incorporated

Consistent Returns

Five Year Total Return
Rank #1

1.	**SL Green Realty Corp**	**292.5%**
2.	Boston Properties	254.8%
3.	Corp. Office Properties	220.5%
4.	Vornado Realty Trust	205.5%
5.	Alexeandria Real Estate	190.0%
6.	Cousins Ppts	83.3%
7.	Washington REIT	63.0%
8.	Mack Cali Realty Corp.	60.6%
9.	Parkway Properties	51.1%
10.	HRPT Propeties Trust	47.5%
11.	Brandywine Realty Trust	46.0%
12.	Investor RE Trust	25.5%
13.	American Financial Realty	NA
14.	Biomed Realty Trust	NA
15.	Douglas Emmett	NA
16.	Maguire Prop Trust	NA

Three Year Total Return
Rank #1

1.	**SL Green Realty Corp**	**95.8%**
2.	Boston Properties	95.6%
3.	Alexeandria Real Estate	50.9%
4.	Corp. Office Properties	42.8%
5.	Vornado Realty Trust	37.5%
6.	Biomed Realty Trust	31.4%
7.	Investor RE Trust	14.4%
8.	Washington REIT	12.4%
9.	Maguire Prop Trust	12.1%
10.	Mack Cali Realty Corp.	-3.6%
11.	Parkway Properties	-6.8%
12.	Cousins Ppts	-8.3%
13.	Brandywine Realty Trust	-14.0%
14.	HRPT Propeties Trust	-14.6%
15.	American Financial Realty	-31.6%
16.	Douglas Emmett	NA

One Year Total Return
Rank #8...

1.	Investor RE Trust	2.9%
2.	Alexeandria Real Estate	0.1%
3.	Douglas Emmett	-7.8%
4.	Boston Properties	-10.3%
5.	Washington REIT	-17.0%
6.	Biomed Realty Trust	-18.1%
7.	Parkway Properties	-19.2%
8.	**SL Green Realty Corp**	-20.4%
9.	Vornado Realty Trust	-23.7%
10.	American Financial Realty	-25.1%
11.	Mack Cali Realty Corp.	-26.0%
12.	Corp. Office Properties	-26.8%
13.	HRPT Propeties Trust	-28.9%
14.	Cousins Ppts	-30.3%
15.	Maguire Prop Trust	-34.3%
16.	Brandywine Realty Trust	-34.6

Data as of November 30, 2007; Provided by Stifel, Nicolaus & Company, Incorporated

© 2005 SL Green Realty Corp Close Acquisition of Reckson Substantially Complete Redevelopment of 100 Park Ave. Dispose of at Least $250 Million of Non-Core Assets Secure a Tenant for 1551 Broadway Increase GKK Contribution to FFO by $5 Million Increase FFO by 9% - 11% Increase Same-Store Performance by 4% - 6% Increase Occupancy by 50 Basis Points Generate Free Cash Flow for Reinvestment of $65 Million Raise Dividend by 8% - 10% Results: Goals & Objectives: Won Vote, Closed Acquisition and Integrated Entire Company Substantially Complete Harvested Approx. $2B of Real Estate 2007 Not Over Yet!!! GKK Expected to Contribute $9.3M more to SLG FFO Increased 25% Based on Management estimate of $5.75 Same Store NOI  10.9% (1) Year End 2007 Leased Space Projected to be 97% Over $68 Million Free Cash Flow (2)  12.5%, 9th Consecutive Annual Increase (2)YE Estimate (1)as of 3Q07

© 2005 SL Green Realty Corp $2.0 Billion of New Investments Entered Into AFR Merger Agreement for Gramercy Signed More than 1.7 Million Square Feet YTD of Leasing at a Combined Mark-to-Market of 48% Refinanced 485 Lexington @ S+43 bps Raised $6.3 Billion of New Capital to Fund Investments and Liquify Balance Sheet Entered Into Lease at 717 Fifth with Armani at $1500/SF at Grade Signed 2 Leases Above $100/SF at 100 Park and 12 Additional Leases Above $80/SF at Other SLG Properties

© 2005 SL Green Realty Corp Commence Redevelopment of 1515 Broadway Dispose of at Least $500 Mil. of Mature Assets Increase GKK Contribution to FFO by at least $5 Mil Secure Tenancy for 333 West 34th Street Complete Leasing at 100 Park Ave. Execute Over 1.0 Mil Square Feet of Leasing Transactions Increase FFO by 6% - 8% Increase Same Store Performance by 7% - 8% Raise Dividend by 8% - 10% Generate Free Cash Flow for Reinvestment of $75 Mil At Least $500 Mil of New Investment Activity Continue Stock Buy-Back Program Close & Integrate American Financial Realty Trust Acquisition into GKK

© 2005 SL Green Realty Corp

© 2005 SL Green Realty Corp Source: Cushman and Wakefield Sales Price Per Square Foot Sales Volume in $ Billions $34.8 $7.2 $9.0 $9.0 $10.3 $12.0 $8.5 $10.0 $14.9 $21.0 $45.2 $434 $475 $443 $421 $340 $308 $336 $253 $549 $749 $872 $0 $10 $20 $30 $40 $50 $60 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Oct. 2007 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 MT/DT Under Contract Midtown Downtown Average Midtown Class A Office Price PSF

© 2005 SL Green Realty Corp Source: Cushman and Wakefield – Data reflects all of Manhattan; closed and under contract as of 10/31/07 2006 2007 Foreign 11% Pension Fund 1% Corporate/User >1% REIT 13% Private Capital 72% Other 1% Other 2% Private Capital 56% REIT 18% Corporate/User 1% Pension Fund 10% Foreign 13%

© 2005 SL Green Realty Corp Buyer Seller Going-in Cap Rate Price Price PSF Total SF Date of Sale/Contract 31 West 52nd St. Paramount Deutsche Bank RREEF/Hines 3.9% $595 Mil $812 723,791 November 2007 120 Park Ave. Global Holdings Altria NA $525 Mil $841 624,385 November 2007 450 Park Ave. Somerset Taconic 2.7% $510 Mil $1,629 313,135 July 2007 405 Park Ave. Witkoff/ Westbrook Dubai Family 3.0% $180 Mil $1,149 156,614 June 2007 660 Madison Ave. (Office) Gruppo Zunino Broadway Partners 3.6% $375 Mil $1,471 255,00 May 2007 280 Park Ave. Broadway Partners Istithmar 3.4% $1.25 Bil $1,060 1,179,000 April 2007 230 Park Ave. Monday Properties/ Whitehall Istithmar 3.0% $1.15 Bil $948 1,212,600 March 2007 EOP NYC Portfolio Macklowe EOP 3.1% $6.6 Bil $1,063 5,676,000 February 2007 666 Fifth Ave. Kushner Tishman & TMV 3.3% $1.8 Bil $1,242 1,449,000 January 2007

© 2005 SL Green Realty Corp $2.0 Billion Sold  12 non-core assets harvested  $1.0 Bil of realized gains $2.0 Billion Acquired  $840 Mil of SLG equity committed sold acquired 1745 Broadway 70 West 36th St.

© 2005 SL Green Realty Corp New Structured Product Done in JV with GKK Equity Like Returns with Long Term Upside for AAA Equivalent Risk

© 2005 SL Green Realty Corp Selective Acquisitions and Dispositions Two Way Success in Sharing Tenant Base with Manhattan Very High Bar Set by EOP Stamford Trade Driving market rents up Providing pool of lower rent-seeking tenants Continue Development of Sanofi Campus at 55 Corporate Drive

© 2005 SL Green Realty Corp Value-Added Repositioning in Progress at 4 Buildings

© 2005 SL Green Realty Corp Projected Portfolio Stabilized Value  $1.97B Projected Portfolio Total Basis  $947.8M Current SLG Cash-on-Cost  6.6% Stabilized SLG Cash-on-Cost  10.6% 2007 Recapitalizations 141 Fifth Avenue - Fixed-Rate $25M loan on HSBC Condo 1604 Broadway - Fixed-Rate $27M loan, increased residual ownership interest from 45% to 63% due to promote

© 2005 SL Green Realty Corp Hugo Boss Rent: $9.6 mm ($418 psf) Increases: 3% per annum Term: 15 Years (2022) Option One 5-yr FMV 3rd Floor $1.5 mm ($61 psf) Rent: $5.1 mm ($223 psf) Increases: $500k April 2010 Term: 2013 Option: Two 4-yr Fixed Rent 3rd Floor Vacant Armani $25mm Termination Payment $15mm Acquisition of 2nd & 3rd Floor Office ($400 psf) PV Pickup of $125 MM

© 2005 SL Green Realty Corp Meatpacking District Lower East Side SoHo

© 2005 SL Green Realty Corp Fulton Street Transit Center $880 Mil City Sponsored Transportation Hub scheduled to be completed in 2009 Will incorporate six existing subway stations and connect the A,C,E,J,M,Z,R,W,2,3,4, and 5 subway lines Hundreds of thousands of daily commuters and Lower Manhattan residents and visitors will use the Transit Hub The Transit Hub will link NYC Transit facilities with PATH service and the World Trade Center site.

© 2005 SL Green Realty Corp After 50% 8.45% 31.5% Acquired 180 off-market in Sept. 2007; 182 to Close 1Q08 Vacate property by exercising demolition clauses and buying out tenants Build 2-4 story retail glass box after signing lease with national retailer Explore air rights upside/ additional development Before Before Interest After Promote Projected Stabilized Cash-on-Cost Equity Participation

© 2005 SL Green Realty Corp 2007 New Originations: $ 626.9 Mil 2007 Loan Payoffs: $ 394.8 Mil Net Originations: $ 232.1 Mil Current Structured Finance Portfolio Floating Rate 6% Fixed Rate 94% Preferred Equity 15% Motgage Participation 16% Mezzanine 70%

© 2005 SL Green Realty Corp Capital Stack Exposure psf Mortgage $145 Mil $145.0 Mil $135 Mezzanine 1 $30.0 Mil $163 $15 Mil (SLG) $15 Mil (GKK) Mezzanine 2 $30.0 Mil $191 $15 Mil (SLG) $15 Mil (GKK) Mezzanine 3* $25 Mil $25.0 Mil $214 Mezzanine 4 $25.0 Mil $238 $12.5 Mil (SLG) $12.5 Mil (GKK) $255.0 Mil *Purchased & Sold at a Profit by SLG/GKK

© 2005 SL Green Realty Corp Scour Both Primary and Secondary Markets for Opportunistic Situations Busted bridge equity Defaulted debt Distressed sales Credit leased real estate Structured Finance Inject participating preferred into liquidity constrained situations Co-originations with GKK Retail Platform Push program into new areas/neighborhoods Continue development of existing sites

© 2005 SL Green Realty Corp

© 2005 SL Green Realty Corp Completed Transactions 151 851,483 rsf 93 856,522 rsf 244 1,708,055 rsf Active Lease Negotiations 24 428,095 rsf 13 78,085 rsf 37 506,180 rsf Total Transactions 282 2,186,751 rsf As of November 30, 2007 Renewal Leases New Leases Renewal Leases New Leases

© 2005 SL Green Realty Corp (1) 2005 Expirations due to TIAA expirations at Grand Central Square (2) Projected YE total 0.40 0.60 0.43 0.75 0.84 0.70 2.30 0.73 1.26 1.33 0.85 0.99 1.62 2.23 2.36 1.72 2.19 0.63 97% 97% 96% 96% 96% 97% 98% 98% 97% 1999 2000 2001 2002 2003 2004 2005 (1) 2006 2007 (2) Expirations (in Mils of SF) Actual Square Feet Leased (in Mils of SF) Occupancy

© 2005 SL Green Realty Corp 1372 Broadway  Negotiated 46K sf surrender  Received $240K buyout  New Lease to Wal-Mart   rent $28 to $50 psf (78%) 919 Third Avenue  Structured 2 surrender agreements  Received $260K buyout New lease to NY Marine & General Insurance Co. covering 30,615 sf   rent $56 to $80 psf (43%) 673 First Ave.  Assembled 3 spaces covering 49K sf  New lease with NYU Hospital   rent $19 to $39 psf (105%) 485 Lexington Avenue  Relocated Minolta from 420 Lexington to 485 Lexington  Unlocked below market lease at 420   rent $53 to $68 psf (26%)

© 2005 SL Green Realty Corp Source: Cushman & Wakefield $30.40 $30.56 $33.23 $40.36 $43.04 $56.56 $52.83 $48.15 $58.92 $74.47 $47.41 $45.98 $45.37 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 3Q07 psf / yr 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Vacancy Asking Rents Sublease Vacancy Rate Direct Vacancy Rate Overall Vacancy Rate

© 2005 SL Green Realty Corp Source: CB Richard Ellis $75 $79 $97 $110 Floors 1-9 Floors 10-19 Floors 20-29 Floors 30+

© 2005 SL Green Realty Corp Source: Cushman & Wakefield Taking Rents $80 & Above (number of leases) 3 1 7 3 9 4 21 7 10 1 34 23 27 16 1 30 32 37 23 14 2003 2004 2005 2006 3Q07 $150+ $125 - $149.99 $100 - $124.99 $90 - $99.99 $80 - $89.99

© 2005 SL Green Realty Corp Source: Cushman & Wakefield Leasing Activity by Block Size (total sq. ft. leased – 3Q07) 17.6% 15.3% 10.6% 27.3% 29.2% 1-9,999 sqft 10,000-24,999 sq ft 25,000-49,999 sq ft 50,000-99,9999 sq ft 100,000+ sq ft

© 2005 SL Green Realty Corp Midtown Availabilities Over 100,000 RSF Source: CB Richard Ellis 4 11 29 40 27 15 15 14 0 1 2 3 4 5 6 7 8 9 2000 2001 2002 2003 2004 2005 2006 Oct. 2007 Available Sq. Ft. (Mil) 0 5 10 15 20 25 30 35 40 45

© 2005 SL Green Realty Corp Source: Cushman & Wakefield Printing & Publishing, 6% Apparel/Textile, 3% Advertising Agencies, 3% Real Estate, 3% Computer & Data Processing, 2% Other, 8% Financial Services, 36% Edu/Govt, 7% Retailers/ Wholesalers, 4% Bus Service, 9% Communications/ Media, 10% Legal services, 11%

© 2005 SL Green Realty Corp Source: Cushman & Wakefield (US Bureau of Labor Statistics) 400 450 500 550 600 1990 1992 1994 1996 1998 2000 2002 2004 2006 Thousands of Persons Financial Services Employment Professional Business Services

© 2005 SL Green Realty Corp Source: CB Richard Ellis 0 10 20 30 40 50 60 70 80 90 Rentable Sq. Ft. (in Millions) Class A Financial Services Hedge Funds

© 2005 SL Green Realty Corp Source: Cushman & Wakefield (US Bureau of Labor Statistics) Corporate Exodus 10% Nat’l Unemployment S&L Crisis Tech Wreck US Recessions 3,100 3,200 3,300 3,400 3,500 3,600 3,700 3,800 3,900 1950 1952 1954 1956 1958 1960 1962 1964 1966 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006

© 2005 SL Green Realty Corp 1. 11 Times Square SJP Properties, 1.0 msf Hotel Pennsylvania Vornado Realty Trust, 2.5 msf Extel Development Site 500,000 sf; 57th bt 6th and 7th Farley Post Office NYS Urban Development, Vornado & Related, 1.75 msf 5. Eighth Ave & 54th Street Boston Properties/Related 800,000 sf 6. United Nations Site New York City, 1.5 msf 7. 20 Times Square Port Authority Bus Terminal Ruben/Vornado Air rights 1.0 msf 8. Sears Site Brookfield Properties, 4.7 msf, 9. Hudson Yards MTA/New York City 24.0 msf, Mixed-use 10. West Side Rail Yard MTA/New York City Unzoned 11. Extell Diamond 50 W. 47th Street, 30-story 750,000 sf Diamond Exchange SL Green Realty Corp. Approx. 900,000 sf Grand Central (42nd & Madison) 13. Macklowe Properties 300,000 sf 510 Madison Ave. (53rd/Mad) Nouvel, Hine & Whitehall (MOMA) SF – TBD, West 54th St. The Drake Hotel (56th & Park) Macklowe, Assemblage TBD Source: Cushman & Wakefield 13 5 6 7 8 9 10 11 1 3 2 4 12 14 15 Numbers in blue are currently under development

© 2005 SL Green Realty Corp 510 Madison Ave. 250 West 55th Street Eleven Times Square 1Q 2009 1Q 2010 3Q 2009 Macklowe Properties Boston Properties SJP Properties 300,000 sf 900,000 sf 1,100,100 sf Source: CB Richard Ellis

© 2005 SL Green Realty Corp Source: Cushman & Wakefield 30.9 65.3 54.6 55.9 12.5 19.9 0 10 20 30 40 50 60 70 Millions of Square Feet 1950s 1960s 1970s 1980s 1990s 2000s

© 2005 SL Green Realty Corp 2008 Lx: Pre- Leasing: Remaining 2008 Lx: Avg. Escalated Rent: 1,008,174 sf 197,174 sf 810,480 sf $44 psf Limited Rental Rate Exposure Sq. Ft. Avg. Market Rent (psf) Mark to Market NOI Growth 810,480 rsf $65.22 48% $17.2 mil $63.02 43% $15.4 mil $60.82 38% $13.7 mil $58.62 33% $11.9 mil

© 2005 SL Green Realty Corp

© 2005 SL Green Realty Corp 65 Questions 47 7 6 5 Independent firm Services RE industry Industry standards Measures services Drives Efficiency

© 2005 SL Green Realty Corp Referral Rental Rate Tolerance Retention 2007 Ratings Overall Satisfaction

Reclaimed Wood Recycled Gift Bags High Efficiency Lighting

© 2005 SL Green Realty Corp People Profit Planet

© 2005 SL Green Realty Corp Manhattan LEED Certification Certification Level Points Required New Construction Existing Buildings Certified 32-39 0 0 Silver 40-47 1 0 Gold 48-63 5 0 Platinum 64-85 0 0 Leadership in Energy and Environmental Design

© 2005 SL Green Realty Corp SL “Green” Scorecard  Energy 23  Indoor Air Quality 22  Site Sustainability 14 Point Potential LEED Category 67% of our buildings are within 10 points of LEED Certification  Staff Education  Energy Benchmarking Retro Commissioning Building Management Systems Green Cleaning Products  Green Label Carpet  HVAC Filter Evaluation Recycling m

© 2005 SL Green Realty Corp Building Information Energy Star Rating Energy Consumption Carbon Dioxide

© 2005 SL Green Realty Corp Class A Tenant Demand ↔ Reduce Energy Expenses ↔ Increase Asset Value Rental Income Energy Expenses Asset Value Difference $440,000 Difference $108,000 Difference $16,209,000 CoStar Group CoStar Group $0 $2,000,000 $4,000,000 $6,000,000 $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 Energy Star Non Energy Star 2006 1Q 2007 2Q 88.3% 85.6% 89.2% 87.5% 83% 84% 85% 86% 87% 88% 89% 90% Energy Star Non Energy Star $0 $100,000 $200,000 $300,000 $400,000

© 2005 SL Green Realty Corp 100 Park Avenue Manhattan’s 1st LEED-EB Silver $72MM Green Roof New Façade New Windows Green Cleaning New Chillers, Pumps & Motors

. . .COLLECT GREEN $ Go Green. . .

© 2005 SL Green Realty Corp

© 2005 SL Green Realty Corp Data based on closing price of November 30, 2007 ($ in Billions) $1.0 $0.1 $1.0 $2.1 $1.5 $0.2 $1.6 $3.3 $2.6 $0.3 $1.7 $4.6 $3.4 $0.3 $2.6 $6.3 $7.0 $0.4 $2.9 $10.3 $6.6 $0.4 $6.4 $13.4 2002 2003 2004 2005 2006 2007* Debt Preferred Equity Equity

© 2005 SL Green Realty Corp ($ in ‘000’s) $335 $555 $454 $561 $1,526 $286 $1,076 $1,830 $600 $1,887 $2,797 $1,774 $2,555 $1,023 $5,604 $985 $464 $2,250 $2,567 $6,266 2002 2003 2004 2005 2006 2007 Mortgage Debt Unsecured Debt JV Equity Net Sales Proceeds Common & Preferred Equity

© 2005 SL Green Realty Corp *Includes estimated gain on sale of 440 Ninth which is scheduled to close in January of 2008 $3.64 $1.65 $0.21 $0.46 $0.51 $0.67 $1.37 $1.21 $23.38 $8.64 $1.86 $1.91 $2.58 $5.31 $6.53 2000 2001 2002 2003 2004 2005 2006 2007* Gains Per Share (in white) Cumulative Gross Sales Proceeds (in Billions)

© 2005 SL Green Realty Corp SL GREEN 2006 100% Taxable 0% Return of Capital OFFICE SECTOR 2006 (data from NAREIT) 87% Taxable 13% Return of Capital 30% 70% Ordinary Income Capital Gains Return of Capital

© 2005 SL Green Realty Corp * Gives effect to sale of 440 9th which is scheduled to close in January 2008 $314 $468 $800 $1,233 $1,500 $800 $500 $425 $0 $300 $600 $900 $1,200 $1,500 YE 2004 YE 2005 YE 2006 YE 2007 Availabiity Outstanding

© 2005 SL Green Realty Corp NET OF FLOATING RATE INVESTMENTS 31% 16% 28% 30% 19% Weighted Average Interest Rate FIXED 7.32% 6.46% 5.76% 5.69% 5.82% 5.40% FLOATING 3.26% 2.86% 3.29% 4.79% 6.33% 6.71% $ in billions) $0.7 $0.3 $1.0 $1.0 $0.6 $1.6 $1.3 $0.4 $1.7 $1.8 $0.8 $2.6 $2.1 $0.9 $3.0 $5.1 $1.3 $6.4 2002 2003 2004 2005 2006 2007 Floating Fixed 16%

© 2005 SL Green Realty Corp Total Unencumbered Square Footage: 8,916,600

© 2005 SL Green Realty Corp 2004 2005 2006 2007 Variable Debt 4.0% - 5.0% 5.0% - 6/0% 6.25% - 6.75% 6.25-6.5% Fixed Debt 5.0% - 6.0% 5.0% - 6.0% 5.5% - 6.25% 5.5-6.25% Preferred Equity 7.0% - 7.5% 6.5% - 7.0% 7.0% - 7.25% 7.5%-8.0% Common Equity 8.0% - 9.0% 7.0% - 8.0% 6.0% - 7.0% 8.0%-9.0% Cap Rates on Properties Sold 5.35% 5.43% 5.08% 4.00% 40% 10% 35% 15%

© 2005 SL Green Realty Corp $104 $109 $180 $207 $222 59.5% 40.5% 37.0% 28.7% 25.8% $0 $50 $100 $150 $200 $250 3Q06 4Q06 1Q07 2Q07 3Q07 0% 10% 20% 30% 40% 50% 60% 70% Quarterly Property Operating Revenues (in Millions) Mark-to-Market %

© 2005 SL Green Realty Corp Property 2007 Leasing Activity 2007 Mark to Market 2007 NOI 2008 NOI Incremental NOI in 2008 2007 Combined Same Store Properties 865,784 44% $280,000 $300,000 $20,000 1185 Ave. of the Amercias 95,265 59% $31,800 $36,000 $4,500 485 Lexington Ave. 73,881 71% $26,900 $32,400 $5,500 1350 Ave. of the Americas 35,059 44% $16,200 $21,800 $5,600 120 West 45th St. 81,467 58% $13,430 $16,300 $2,870 $38,470 Incremental NOI & FFO Per Share $0.61 *$ in thousands

© 2005 SL Green Realty Corp *As of September 30, 2007 $2.3 $3.1 $2.8 $5.3 $3.3 $7.7 $4.6 $10.6 $10.5 $18.6 2003 2004 2005 2006 2007* Book Value Consolidated Assets Book Value Total Assets

© 2005 SL Green Realty Corp Property Partner ’05 ’06 ’07 2008 & After 321 West 44th Morgan Stanley RE Fund X 469 Seventh Ave. Morgan Stanley RE Fund X 180 Madison Ave. Morgan Stanley RE Fund X X 485 Lexington Ave. CIF X One Park Ave. SITQ/SEB X Bellemead Portfolio * Gale X Berger Portfolio* Blackacre X X OMA Clocktower RFR/Schrager X 1250 Broadway SITQ X 1604 Broadway Onyx Equities/Sutton X 55 Corporate Drive Principal/Gale X 521 Fifth Ave. CIF X 1 & 2 Jericho Plaza Onyx Equities/Credit Suisse X 16 Court Street CIF X 1 Court Square JP Morgan Inv. Mngt. X 720 Fifth Ave.* Sutton X 141 Fifth Savanna Pts. s & Sutton X The Meadows Invesco & Onyx Equities X Contintental Plaza* Morgan Stanley RE Fund X 1166 Ave. of Americas* Minskoff and Cappelli X 1745 Broadway Witkoff Group/SITQ X *Structured Finance Investments Past Realizations Future Realizations

© 2005 SL Green Realty Corp *Mid-point of management guidance $ in Thousands Except for Per Share Data 2006 2007* 2008* GKK FFO Per Share $2.46 $3.03 $3.08 GKK FFO Contribution to SLG $16,000 $21,000 $26,000 Base Management Fee $10,100 $13,100 $27,000 Other Income Fee $10,500 $18,300 $20,000 MG&A ($8,100) ($13,500) ($24,300) $12,500 $17,900 $22,700 Less Minority Interest ($4,300) ($6,100) ($7,700) SLG Share $8,200 $11,800 $15,000 Reimbursements @ 50% Margin $1,800 $2,500 $2,750 Total FFO Contribution to SLG $26,000 $35,300 $43,750 (A + B + C )

© 2005 SL Green Realty Corp 20071: $5.75 20082: $6.15 Property NOI – Wholly Owned $7.30 Same store NOI Growth of 7%+ Leasing at 485, 1185, 1350, Tower 45 Reckson FAS adjustment $15 Mil Full year of 2007 net acquisitions (OMA) Property sales & full year ground lease 420 $8.00 Property NOI – Joint Venture $2.58 Leasing at 100 Park, 521 5th, 919 3rd & 1372 Broadway Armani lease at 717 5th Full year benefit of JV investments $3.00 Structured Finance & Other $2.82 One Park & OMA promotes $1.50 GKK $0.54 Fees on $340 million of equity raised in ‘2007 Fees on equity issued for AFR merger Increased earnings $0.70 Interest & Preferred Dividends ($6.02) Reduced weighted average debt balance Reduced weighted average rates Lower LIBOR rates Write off of financing fees $11 million ($5.55) G&A ($1.47) Inflationary increases ($1.50) (1) First Call Consensus (2) Midpoint of Management Guidance

© 2005 SL Green Realty Corp 1998 1999 2000 2001 2002 2003 2004 2005 2006 20071 20082 FFO PAYOUT 72.2% 61.1% 54.3% 51.7% 53.3% 53.4% 53.1% 58.7% 54.2% 48.7% 51.2% FAD PAYOUT 98.6% 92.9% 79.2% 70.9% 69.0% 75.3% 87.5% 89.0% 75.4% 62.2% 66.4% DIVIDEND GROWTH NA NA 3.6% 6.9% 14.2% 5.1% 7.5% 8.0% 11.1% 16.7% 12.5% FFO GROWTH 14.1% 18.0% 16.6% 12.4% 10.7% 4.8% 8.3% 10.3% 10.8% 24.7% 7.0% (1) 2007 reflects FirstCall estimates (2) 2008 data based on midpoint of Management’s guidance $2.80 $3.15 $1.94 $2.29 $2.67 $3.00 $3.32 $3.48 $3.77 $4.16 $4.61 $5.75 $6.15 $2.40 $2.16 $2.00 $1.86 $1.77 $1.55 $1.45 $1.40 $1.40 Dividends Per Share FFO Per Share

© 2005 SL Green Realty Corp Total Enterprise Value @$100 per share $13,000 Suburban Properties at Book $(1,510) Retail, Development and Land $(600) Structured Finance at 1.2 Book $(865) GKK stock at $24 per share $(185) Other : One Mad Air Rights, Promotes GKK Manager $(400) Contract Price 440 Ninth Ave $(145) Implied Platform Value $9,295 Residual Value Implied for New York Assets $9,200 Implied Cap Rate Based on 2008 Budgeted NOI 5.65% Implied Property Value PSF (17,038 Sq. Ft. Pro-rata) $545

© 2005 SL Green Realty Corp DISCLAIMER Cushman & Wakefield is not providing any investment advice and all information contained herein is for educational purposes only. The aim of this material is to inform and not to advise.  The reader is expressly advised that investment outcomes are often subject to considerable risks.  There is no guarantee that any information or recommendation will achieve any particular investment objectives, or that results will be favorable.  Illustrations of past performance should not be taken as a reliable indicator of the future, but only as a possibility that may be to some extent supported by evidence. These materials may contain forward-looking statements. These statements reflect current beliefs, as well as assumptions made by, and information available to Cushman & Wakefield. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual future results and developments could differ materially from those set forth in these statements due to various factors. These factors include, among others, changes in the general economic and competitive situation and markets. In addition, future results and developments could be affected by the performance of financial markets, fluctuations in interest rates and changes in applicable law. Cushman & Wakefield undertakes no obligation to update any forward-looking statements. The information and any statistical data contained herein have been obtained from sources which Cushman & Wakefield believes to be reliable, but Cushman & Wakefield does not represent that they are accurate or complete, and they should not be relied upon as such.  All information and content herein is furnished "as is", without warranties of any kind, express or implied. Cushman & Wakefield does not accept any responsibility or liability whatsoever whether in contract, tort, equity or otherwise for any action taken as a result of reading, or reliance placed on Cushman & Wakefield because of having read, any part, or all, of this information or for any error, inadequacy, deficiency, flaw in or omission from the information provided herein.